UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                              99(Cent) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)

              California                1-11735             2411605
     (State or Other Jurisdiction     (Commission        (IRS Employer
           of Incorporation)          File Number)     Identification No.)

                         4000 East Union Pacific Avenue
                           City of Commerce, CA  90023
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (323) 980-8145
                         (Registrant's Telephone Number)


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Item 5.   Other Events and Required FD Disclosure.

     On May 14, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing that its Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 3 million shares of the Company's common stock. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

                    Exhibit 99.1     Press Release dated May 14, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2004                    99(CENT) ONLY STORES
                                        By:  /s/ Andrew Farina
                                             Andrew Farina
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT

99.1     Press release dated May 14, 2004.


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